UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: July 15, 2003
                        (Date of earliest event reported)


                            -------------------------



                      TRANSACTION SYSTEMS ARCHITECTS, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                  0-25346                      47-0772104
(State or other jurisdiction      (Commission                 (I.R.S. Employer
      of incorporation)           File Number)               Identification No.)


                             224 South 108th Avenue,
                              Omaha, Nebraska 68154
          (Address of principal executive offices, including zip code)


                                 (402) 334-5101
              (Registrant's telephone number, including area code)


                            -------------------------

Item 5.  Other Events.

     On July 15, 2003, Transaction Systems Architects, Inc. issued a press release announcing the appointment of David R. Bankhead, a 30-year financial management veteran, as the Company's Chief Financial Officer. Dwight G. Hanson, the Company's current Chief Financial Officer, will continue with the Company and serve as Senior Vice President - Corporate Planning and Analysis.


Item 7.  Financial Statements and Exhibits.

       (c)   Exhibits.

     The following exhibit is filed with this report on Form 8-K:

       Exhibit
       Number     Description

         99.1     Press Release, dated July 15, 2003.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       TRANSACTION SYSTEMS ARCHITECTS, INC.


 Date: July 15, 2003                   By:       /s/ Gregory D. Derkacht
                                          -------------------------------------
                                                   Gregory D. Derkacht
                                          President and Chief Executive Officer

                                  EXHIBIT INDEX

  Exhibit
  Number      Description

    99.1      Press Release, dated July 15, 2003.